Exhibit 99.01

Mississippi Power Kemper County IGCC Project	Table of Contents	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2016

Mississippi Power Kemper County IGCC Project	Project Costs and Summary Total Project(1)	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2016

Table 1: Capped Plant Costs (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through September 2016	Confirmed Cost %
Land	$32.3	($0.0)	$32.3	100%
EPC	4,389.0	7.5	4,355.2	99%
Transmission	93.8	0.0	93.8	100%
Fuel Facilities	155.4	0.0	154.5	100%
Pre Commercial Operations	858.7	1.6	806.6	94%
CC & Related Assets Placed in Service - Non-Incremental (2)	35.5	0.4	35.5	100%
Project Development	78.4	0.8	72.2	92%
Start Up Fuel / Energy	52.7	4.3	26.2	50%
DOE CCPI2 Funding	(245.3)	0.0	(245.3)	
Ad Valorem	26.5	(0.0)	26.4	99%
Post-In-Service Cost(3)	20.9	20.9	0.0	
Schedule Risk	24.0	(4.0)	0.0	
Contingency (4)	23.8	(2.4)	0.0	
Total Plant (5)	5,545.8	29.2	5,357.5	
Deduction for Cap Exceptions (BC/FM/CIL) (6)	(55.9)	0.0	(55.9)	
Total Plant Subject to Cost Cap	$5,489.9	$29.2	$5,301.6	97%

Table 2: Exemptions and Exceptions (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through September 2016
Mine *(details on p.8)* (7)	$232.0	($0.0)	$232.0
CO_2 Pipeline	$110.4	$0.2	$107.7
Regulatory and Other Asset Accounts (8)	$205.4	($1.8)	$197.0
CC & Related Assets Placed in Service - Incremental (Net of Revenues) (9)	$35.7	$0.1	$31.9
Project AFUDC - Non Mine (10)	$737.5	($0.7)	$708.3
Process Development Allowance	$46.5	($0.0)	$29.8
Beneficial Capital(6)	$47.6	$0.0	$47.6
Force Majeure(6)	$2.7	$0.0	$2.7
Change in Law(6)	$5.6	$0.0	$5.6
Total Exemptions and Exceptions	$1,423.3	($2.2)	$1,362.7

Table 3: Total Project Costs (in millions of dollars)

Cost Category	Current View
Total Plant Subject to Cost Cap(11)	$5,489.9
Total Exemptions and Exceptions(12)	$1,423.3
Total Project Cost	$6,913.2
Amount in Excess of the Cost Cap	($2,609.9)
Additional DOE CCPI2 Funding(12)	($136.7)
Total Amount Eligible for Recovery Under 2012 MPSC Order (13) (14)	$4,166.6

(1) Effective August 2015, Mississippi Power Company began expensing certain ongoing project costs that previously were being deferred as regulatory assets. These costs continue to be included in the current view of project costs in this report.
(2) Non-incremental operating and maintenance costs related to the combined cycle and associated common facilities placed in service in September 2014 that are subject to the $2.88 billion cost cap.
(3) Mississippi Power has revised its cost estimate subject to the cost cap for the Kemper IGCC to include approximately $21 million primarily related to post-in-service costs expected to be subject to the cost cap.
(4) During the start-up and commissioning process, Mississippi Power Company is identifying potential improvement projects that ultimately may be completed subsequent to placing the remainder of the Kemper IGCC in service. If completed, such improvement projects would be expected to enhance plant performance, safety and/or operations. The related potential costs have yet to be fully evaluated, have not been included in the current cost estimates, and may be subject to the $2.88 billion cost cap.
(5) Actual plant costs through September 2016 and current view cost include costs related to Beneficial Capital, Force Majeure and Change in Law.
(6) Reclassification of Beneficial Capital, Force Majeure, and Change in Law from Capped Plant Cost (table 1) current view and actual cost to Exemptions and Exceptions (table 2) through September 2016, as provided for in the 2012 MPSC order, subject to approval by the MPSC.
(7) The Liberty Mine was placed in service in June 2013. Construction costs incurred since that date are reported above as Mine costs. Operational costs incurred since the mine was placed in service are not included in this report. These costs are considered to be post-in-service capital and fuel inventory costs and will be subject to MPUS and MPSC oversight in conjunction with the annual review of fuel costs.
(8) Effective August 2015, certain debt carrying costs (associated with certain assets placed in service and other non-construction work in progress accounts) that previously were deferred as regulatory assets are now being recognized through income; however, such costs continue to be included in the current view of project costs in this report. The equity return associated with assets placed in service (a portion of which is being recognized through income effective August 2015) and other non-construction work in progress accounts, as well as debt carrying costs recovered through wholesale rates and/or deferred, are not included in this report.
(9) Incremental operating and maintenance costs related to the combined cycle and associated facilities placed in service in August 2014. This amount includes a credit for variable operating and maintenance expenses related to energy sales, net of station service.
(10) AFUDC related to the combined cycle and associated common facilities placed in service ceased in August 2014.
(11) Mississippi Power Company has revised its cost estimate subject to the cost cap for the Kemper IGCC to include approximately $29 million, including $8 million related primarily to modifications and improvements for operational readiness and start-up and $21 million related to post-in-service costs expected to be subject to the cost cap. (reference footnote 3)
(12) On April 8, 2016, Mississippi Power Company received approximately $137 million in additional grant funding from the DOE for the Kemper IGCC, which is expected to be used to reduce future rate impacts for customers.
(13) Total Amount Eligible for Recovery under 2012 MPSC Order is net of Mississippi Power Company's estimated loss as a result of exceeding the cost cap of $2.88 billion. This amount is based on information available through the filing date, and is subject to review and approval by the MPSC.
(14) Total Amount Eligible for Recovery Under 2012 MPSC Order includes the 15% undivided interest in the Kemper IGCC that was previously projected to be purchased by South Mississippi Electric Power Association (SMEPA). On May 20, 2015, SMEPA terminated its purchase agreement. Mississippi Power Company is evaluating its alternatives related to the investment and related costs associated with the 15% ownership interest. The outcome of this matter cannot be determined at this time.

Major Items and Milestones Achieved

- The purchase of 2,968 acres for the plant site has been completed.
- Construction is complete for the nitrogen plant, water plant, water storage lake, administrative and electrical buildings, lignite storage dome, electrical ductbanks, concrete installation, structural steel, process piping installation, cable tray, tubing, and underground piping. Construction is complete on the three 115kV line rebuild projects, the eight substations, and the Sweatt - Sykes fiber line. The four new 230kV lines, one new 115kV line, and the mine service line are complete and energized.
- The combined cycle was placed in service on natural gas on August 9, 2014.
- The treated effluent, natural gas, and CO_2 pipeline installations are 100% complete. Closeout activities remain on all three pipelines.
- Long term contracts have been signed for the sale of CO2, sulfuric acid, and ammonia. On June 3, 2016, Mississippi Power Company cancelled its contract with one of the CO_2 off-takers for the purchase of 30% of the CO_2 to be captured at the Kemper IGCC. On that same day, Mississippi Power Company revised its contract with the other CO_2 off-taker to provide for the purchase of 100% of the captured CO_2. The revised contract provides for termination rights if CO_2 deliveries do not occur by July 1, 2017
- First Fire on natural gas of Gasifier "B" Startup Burner achieved on March 1, 2015, and First Fire on natural gas of Gasifier "A" Startup Burner achieved on March 2, 2015.
- Air Flow Testing - Train "A" was achieved April 6, 2015, and Air Flow Testing - Train "B" was achieved May 22, 2015.
- Fluidization Trial - Train "A" was achieved November 10, 2015, and Fluidization Trail Train "B" was achieved February 25, 2016.
- Refractory Cure - Train "B" was achieved March 4, 2016, and Refractory Cure - Train "A" was achieved September 6, 2016.
- Lignite Dryer Ready for First Lignite Feed was achieved June 29, 2016.
- LDF (Non-Dome) operational readiness was achieved July 20, 2016.
- AGR Commissioning Train "B" was achieved July 9, 2016, and AGR Commissioning Train "A" was achieved August 19, 2016.
- First Syngas on Train "B" was achieved July 14, 2016, and First Syngas on Train "A" was achieved September 13, 2016.
- WSA Commissioning achieved October 9, 2016.
- Reliable/Clean Syngas available Train "A" and First Syngas to Combustion Turbine "A" was achieved October 11, 2016.

Mississippi Economic Impact

- Mississippi workforce contributed 297 construction jobs in September for the Project. A total of 565 Mississippi companies have provided construction, equipment, material or professional services for the Project.

Overall Project Status

- Mississippi Power Company placed the combined cycle unit and associated common facilities portion of the Kemper IGCC in service on August 9, 2014.
- Mississippi Power Company continues to evaluate the construction, commissioning, and start-up schedule for the Kemper IGCC as the result of ongoing start-up and commissioning activities for this first-of-a-kind technology. On October 11, 2016, the Kemper IGCC began testing using clean syngas from gasifier "A" and the related gas clean-up systems to produce electricity. The remaining schedule reflects the time expected to complete the integration of all systems necessary for both combustion turbines to simultaneously generate electricity with syngas. Mississippi Power Company continues to expect that the Kemper IGCC will be placed in service by November 30, 2016. The next steps for the facility include the continued testing and production of electricity using clean syngas from gasifier "A", as well as the generation of electricity using clean syngas from gasifier "B", which are scheduled to occur by mid-November. If integrated operation of both gasifiers does not occur by mid-November, the expected in-service date and related cost estimate for the Kemper IGCC likely would require further revision.

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Mississippi Power Kemper County IGCC Project	Key Contracts over $10M	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2016

Table 4: Key Contracts Over $10M

(in millions of dollars)	Issue Initial Inquiry	Award Date	Current View	Variance from Previous Month
Equipment and Material Contracts Over $10M *(Represents 92% of total equipment and material contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		$1,480.6	$0.0
Steam Turbine Generator	Nov-07	**Aug-08**		
Gas Turbines	Dec-08	**Aug-09**		
Heat Recovery Steam Generators	Oct-09	**Jun-10**		
Syngas Coolers	Jan-10	**May-10**		
Transport Gasifiers	Jan-10	**May-10**		
Fluid Bed Dryers	Mar-10	**Jul-10**		
Air Compressors	Apr-10	**Sep-10**		
Nitrogen Generation System	Jun-10	**Dec-10**		
Particulate Control Device (PCD) Systems	Nov-10	**Sep-11**		
Generator Step-up Transformers	Jul-10	**Jan-11**		
Station Service Transformers	Jul-10	**Dec-10**		
Coal Dense Phase Conveyors	Sep-10	**Nov-10**		
Coal Lock Vessels	Aug-10	**Jan-11**		
Water Treatment System	Jul-10	**Feb-11**		
Structural Steel	Sep-10	**Dec-10**		
Heat Exchangers	Apr-10	Multiple		
Chemical Reactors	Jul-10	Multiple		
Vessels	Jun-10	Multiple		
Heat Exchangers	Jul-10	Multiple		
Compressors	Jun-10	Multiple		
Catalyst	Jul-10	Multiple		
Pumps	Jun-10	Multiple		
Drums	Jan-10	Multiple		
Unit Chillers	Jul-10	Multiple		
Construction Piping	Jun-10	Multiple		
Instrumentation & Controls	Oct-10	Multiple		
Electrical	Apr-11	Multiple		
Transmission Line Structures	May-11	Multiple		
Construction Contracts Over $10M *(Represents 99% of total construction contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		$1,972.1	$0.8
Cut and Fill Excavation	Jul-10	**Aug-10**		
Underground	Nov-10	**Jan-11**		
Concrete	Nov-10	**Jan-11**		
Gasifier General Contractor	Apr-11	**Jul-11**		
Combined Cycle General Contractor	Oct-11	**Dec-11**		
Water Lateral	Jul-11	**Sep-11**		
Architectural Buildings	Feb-11	Multiple		
Cooling Tower	Feb-10	**Sep-10**		
Insulation	Jan-12	**Jun-12**		
Field Erected Tanks	Nov-10	**Feb-11**		
Water Storage Pond	Nov-11	**Dec-11**		
Gas Clean-up & By Products	Oct-11	**Dec-11**		
Turbine Generator	Nov-11	**Dec-11**		
HRSG Erection	Aug-11	**Sep-11**		
Piling	Sep-10	**Dec-10**		
Ash Storage	Nov-11	**Dec-11**		
Total			$3,452.7	$0.9

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Mississippi Power Kemper County IGCC Project	Project Updates	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2016

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2016

Economic Impact

Table 5: Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
3 D Trucking	Louisville	Professional Service	Broadmoor Home	Meridian	Construction
3point Technologies	Columbus	Professional Service	Brown Printing Company	Meridian	Construction
4 County Electric Power Association	Columbus	Construction	Brown & Mitchell	Gulfport	Construction
A E Allen	Pass Christian	Construction	Brunini	Jackson	Professional Services
A&B Electric	Meridian	Professional Services	Buckwalter Stadium Inc.	Meridian	Construction
AA Calibration Services	Yazoo City	Professional Service	Burford Electric Service, Inc	Columbus	Construction
ABF Freight	Jackson	Material	Burkhalter Rigging Inc	Columbus	Construction
Accu-Fab & Construction, Inc	Moss Point	Material	Burk's Aviation	Hattiesburg	Professional Services
Ace Data Storage	Gulfport	Professional Service	Business Interiors	Jackson	Professional Services
ADCO Companies Ltd	Brandon	Equipment	Can't Be Beat Fencing	Perkinston	Construction
Advanced Mold Professionals LLC	Lake	Professional Service	Capital Concrete Cutting Inc	Clinton	Materials
AES Limited PC	Meridian	Construction	Capitol Hardware Company, Inc.	Jackson	Professional Services
Aggreko Cooling Tower Service	Ridgeland	Equipment	Carter Miller Associates	Meridian	Professional Services
Air Center of Mississippi	Jackson	Material	Cavco, Inc	Bailey	Construction
Air Management, LLC	Meridian	Construction	Central Culvert & Pipe	Philadelphia	Material
Air Tool Supply	West Point	Material	Central Mississippi Communications	Kosciusko	Professional Services
Airgas South	Meridian	Construction	Central Office Supply	Kosciusko	Construction
AJA Management	Jackson	Professional Services	Central Pipe Supply Inc	Jackson	Material
Al Covington / Bill Oubre	Meridian	Construction	Chain Electric Co.	Hattiesburg	Construction
All Brand Foods	Hattiesburg	Professional Services	Chancellor Supply	Laurel	Material
All Clean Janitorial	DeKalb	Professional Services	Chet's Paint & Body Shop	Meridian	Professional Services
All Safe Technologies	Gulfport	Professional Services	Chevron Products	Moss Point	Equipment
All Star Printing	Columbus	Materials	Chris Haynes Electric Supply	Jackson	Materials
Almetek Industries Inc	Ridgeland	Material	Cintas Corporation	Jackson & Meridian	Construction
American Controls	Amory	Material	Cintas FAS	Jackson	Professional Services
American Fire & Safety	Laurel	Professional Services	City of Meridian	Meridian	Professional Services
American Forest Management	Meridian	Professional Services	Cives Steel Co.	Rosedale	Material
American Rental	Philadelphia	Construction	Coast Valve & Fittings Company, LLC	Pascagoula	Material
American Supply Co Inc	Jackson	Material	Coastal Drug Detection LLC	Gulfport	Professional Services
Anderson Retail	Hattiesburg	Material	Coastal Painting and General Contractors	Gautier	Professional Services
APAC Mississippi Inc	Jackson	Construction	Collins and Null	Hattiesburg	Professional Services
Appraisal Group	Philadelphia	Professional Services	Collins Filter Co Inc	Gulfport	Material
Appraisers Associated Ltd.	Meridian	Professional Services	Collinsville Hardware	Meridian	Material
Aquaterra Engineering LLC	Madison	Professional Services	Columbus Rubber & Gasket	Columbus	Construction
Argus Analytical	Jackson	Professional Services	Commercial Interiors	Long Beach	Professional Services
Asplundh Tree Expert Co	D'Iberville	Construction	Complete Industrial Solutions LLC	Vancleave	Construction
Atwood Fence	Kosciusko	Construction	Comsouth	Meridian	Professional Services
B Clean	Laurel	Professional Services	Consolidated Electrical Distributors Inc	Gulfport	Material
Baker Ready Mix	Louisville	Material	Consolidated Pipe & Supply Co	Pascagoula	Material
Balch & Bingham, LLP	Gulfport	Professional Services	Contract Fabricators, Inc.	Holly Springs	Equipment
Barnhart Crane & Rigging	Jackson	Construction	Cornett Bolt & Screw	Gulfport	Material
Bay Pest Control	Ocean Springs	Professional Services	CSS Document Solutions	Meridian	Professional Services
Bayou Management Inc	Columbus	Professional Services	CTC, Inc	Louisville	Material
Beckham Concrete Cutting, LLC	Perkinston	Construction	Cuevas Auction, LLC	Picayune	Professional Services
Bellavilla Community Club	Bailey	Construction	Custom Creations and More	Meridian	Construction
Bengal Resources and Associates, Inc.	Columbia	Professional Services	D&E Construction Co Inc	Meridian	Construction
Betty Luke	Bailey	Professional Services	DACO LLC	Columbus	Professional Services
Bill Oakley Consulting Hydrologist, Inc.	Brandon	Professional Services	Daily Equipment Co Inc	Jackson	Construction
Bill's Trailer Sales	Ackerman	Materials	David L. Moon	Collinsville	Construction
Black Brothers, Inc.	Ackerman	Construction	Davidson Hauling & Constriction	Marion	Material
Blackwell Shepards Locksmith	Meridian	Professional Services	Davis Trailer	Moselle	Construction
Blaine's Trailer Rental & Sale	Richland	Construction	Deep South Services LLC	Hickory	Material
BMI Environmental Services	Gulfport	Professional Services	Design Precast and Pipe	Gulfport	Construction
Bonds of Love Ministries	DeKalb	Construction	Dibs Chemical & Supply	Gulfport	Construction
Briggs Equipment	Jackson	Construction	Dickerson Petroleum	Kosciusko	Construction

continued on page 5

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2016

Economic Impact *(continued from page 4)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
Ditch Witch of Mississippi	Pearl	Construction	H & H Construction	Greenwood	Construction
Dixie Mat & Hardwood Co Inc	Sandy Hook	Material	H & P Leasing, Inc.	Flowood	Construction
Document Storage Solutions	Jackson	Construction	Hampton & Associates Law Office	DeKalb	Professional Services
Doug Jones & Son Construction Co	Meridian	Construction	Hanson	Gulfport	Construction
Douglas Inc.	Jackson	Professional Service	Hargrove Engineers Constructors	Pascagoula	Professional Services
Dowdle Gas Company	DeKalb	Construction	Havard Pest Control	Hattiesburg	Professional Services
Dr. David Lang, PhD	Starkville	Professional Services	HD Supply Waterworks LTD	Pearl	Material
DZ Atlantic	Moss Point	Equipment	Heartland Pump Rental & Sales Inc	Horn Lake	Construction
E. Patrick Cassady & Associates Inc.	Gulfport	Professional Services	Heblon Heating & Air Conditioning	Meridian	Construction
Earl Dudley Associated	Jackson	Construction	Hemphill Construction	Florence	Construction
East Mississippi Electric Power Assoc.	Meridian	Construction	Henderson Steel Corp	Marion	Construction
ECO Systems (now Allen Eng. & Science)	Jackson	Professional Services	Herring Gas Co Inc.	Philadelphia	Construction
Eddie Briggs, Attorney at Law	Madison	Professional Services	Hi Grade Gin Corporation	Winona	Construction
Educational Furniture & Equipment Co.	Meridian	Construction	Hilton Spears Custom Cabinets	Philadelphia	Construction
Eley Guild Hardy Architects	Biloxi	Professional Services	HJM Forest Resource Management	DeKalb	Professional Services
Emergency Equipment Professionals	Southhaven	Professional Services	Holliday Construction	Poplarville	Construction
Endom Welding & Trailer Repair	Ellisville	Construction	Holloway Termite & Pest Services	Meridian	Professional Services
Engineering Plus	Meridian	Professional Services	Hooper Electronics	Pascagoula	Material
Engineering Services	Jackson	Professional Services	Hotel & Restaurant Supply	Meridian	Material
Eutaw Construction	Aberdeen	Construction	Howard Industries	Laurel	Equipment
F L Clayton Trust	Meridian	Construction	HRD Safety	Jackson	Material
Faison Office Products Co LLC	Gulfport	Construction	Hughes Brothers Inc	Jackson	Material
Fastenal	Philadelphia	Material	Ice Plant	Meridian	Construction
FC&E Engineering LLC	Brandon	Professional Services	Industrial Commercial Fire Protection	Lucedale	Construction
Ferguson Enterprises	Jackson	Equipment	Industrial Electric Motor Works Inc	Meridian	Professional Services
Firestone	Meridian	Professional Services	Industrial Machine & Manufacturing	Meridian	Professional Services
Fish and Fisher	Jackson	Construction	Industrial Steel Corp.	Jackson	Construction
Fluid Process & Pumps	Florence	Material	Infolab, LLC	Clarksdale	Professional Services
Forest Services, Inc.	Pelahatchie	Professional Services	Ivy Consulting	Quitman	Professional Services
Forestry Suppliers	Brandon	Construction	J5 GBL LLC	Columbus	Professional Services
Fraley Dozer Service	Collins	Construction	J & J Contractors	Collinsville	Professional Services
Fulton Line Service	Preston	Construction	J W Lee Company, Inc	Gulfport	Equipment
G & K Services	Jackson	Professional Services	Jabez Group, LLC	Madison	Professional Services
G & O Supply Co. Inc.	Houston	Material	Jackson Bolt & Screw	Jackson	Material
Gary G. Williams, Appraisals	Flowood	Professional Services	James Self Inc dba JSI Communication	Pearl	Material
Genesis Telecommunications	Collinsville	Professional Services	JH Haynes Electric Co Inc	Gulfport	Professional Services
GEO Products	Madison	Material	Joe McGee Construction	Lake	Construction
George's Auto Parts	Meridian	Construction	John B. Stewart Real Estate Appraiser	Canton	Professional Services
Geotechnical Engineering Assoc.	Ridgeland	Professional Services	John C Stennis Memorial Hospital	DeKalb	Professional Services
Gipson Steel Inc	Meridian	Construction	John Fayard Moving & Warehousing, LLC	Gulfport	Materials
Glass Inc.	Meridian	Material	John's Welding	Meridian	Professional Services
Glassworx	Philadelphia	Material	Johnson Surveying	Collinsville	Professional Services
Glenn Hollingsworth Enterprise LLC	Hickory	Construction	K & S Industrial Repair, Inc	Brookhaven	Materials
Glenn Machine Works	Columbus	Construction	K. C. Garbage & Solid Waste	DeKalb	Construction
Glover Young Walton & Simmons, PLLC	Meridian	Professional Services	Kelly Services	Gulfport	Professional Services
Godwin Group	Jackson	Professional Services	Kemper Construction Supply	DeKalb	Material
Goforth Forest Management, Inc.	Meridian	Professional Services	Kemper County Landfill	DeKalb	Professional Services
GraRock Trucking	Macon	Construction	Kemper County Messenger	DeKalb	Professional Services
Greenway Construction	Wiggins	Construction	Kemper Electric Supply	DeKalb	Material
Guice Marketing & Consulting	Biloxi	Professional Services	Kennedy Construction	Meridian	Construction
Gulf Coast Fence	Pascagoula	Construction	Knesal Engineering Services, Inc.	Gulfport	Professional Services
Gulf Office Systems Inc	Saucier	Professional Services	Knowles Material Co	Jackson	Material
Gulf Sales & Supply	Pascagoula	Construction	L & M Carpet Cleaning	Meridian	Professional Services
Gulf South Survey & Environmental	Biloxi	Professional Services	Lauderdale County Farm Supply	Meridian	Materials
H & H Chief Sales	Carthage	Construction	Laurel Ford	Laurel	Equipment

continued on page 6

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2016

Economic Impact *(continued from page 5)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
Laurel Machine & Foundry Co	Laurel	Materials	North Mississippi Medical Center	Eupora	Professional Services
Lawyers PLLC	Meridian	Professional Services	Northwest Kemper Water Association	Preston	Construction
Layne Christenson	Jackson	Construction	Office Furniture Jackson CIN	Ridgeland	Construction
Long Wholesale, Inc	Meridian	Material	Office Innovations	Ridgeland	Construction
LPK Architects	Meridian	Professional Services	ORR Safety Corp	Jackson	Material
Luke Printing Company	Meridian	Professional Services	Pac Services	Biloxi	Professional Services
Lyle Machinery Company	Jackson	Equipment	Patrick Allen Garage Door Co.	Meridian	Construction
M G Dyess Inc	Bassfield	Construction	Pearson Services	Louisville	Construction
M&M Holdings	Kilmichael	Material	Perfect Touch Contractors LLC	DeKalb	Construction
Magnolia Steel Co, Inc.	Meridian	Professional Services	Perma R Products	Grenada	Material
Mailroom Consultants	Jackson	Professional Services	Peterbilt Truck Center	Jackson	Construction
Malouf	Greenwood	Construction	Pettigrew Forestry Consultants	Kiln	Professional Services
Mar-Com Comm, Inc.	Decatur	Construction	Pickering & Associates	Jackson	Professional Services
Marion Water Department	Marion	Construction	Plan House Printing and Graphics	Tupelo	Professional Services
Mars Manufactured Homes	Meridian	Construction	Powell Transportation	Columbia	Material
Martin Supply (MISCO)	Saltillo	Material	Preformed Line Products Co	Ridgeland	Material
Martin Truck & Tractor	Columbus	Construction	Print Plus	Meridian	Professional Services
Marvin's	Meridian	Material	Pritchard Engineering	Starkville	Professional Services
Mary Joyce Angero	Meridian	Construction	Pro Turf, Inc.	Winona	Construction
Max Floor Specialist	Brandon	Professional Services	Procall Services	Biloxi	Professional Services
McCrary Construction Services	Columbus	Construction	Progressive Pipeline	Meridian	Construction
McElroy Plumbing & Heating	Meridian	Construction	ProModular	Jackson	Construction
Medical Foundation (Rush Hospital)	Meridian	Professional Services	Provine Helicopter Service, Inc.	Greenwood	Professional Services
MEI Electrical Inc	Philadelphia	Construction	Puckett Machinery Co	Jackson	Construction
Melvin Chaney Jr Real Estate Appraiser	Madison	Professional Services	Puckett Rents Inc	Jackson	Construction
Mercury Aviation Inc	Flowood	Professional Services	Quality Welding & Fabrication	Columbia	Equipment
Meridian Community College	Meridian	Professional Services	Ralph L. Morgan	Meridian	Material
Meridian Personnel Service	Meridian	Professional Services	Richard R. Hite Appraisal, LLC	Canton	Professional Services
Meridian Tire & Brake	Meridian	Professional Services	Robert's Sewing Machine Parts	Meridian	Professional Services
Micro Methods Laboratory Inc	Ocean Springs	Professional Services	Robinson Electric Supply Co Inc	Meridian	Material
Mid South Welding	Meridian	Construction	Roto-Rooter Sewer & Drain	Meridian	Professional Services
Mikropul	Iuka	Equipment	RMKPC, Inc dba Orkin	Meridian	Professional Services
Miller Enterprises	Hattiesburg	Construction	Robine & Welch Machine & Tool Co.	Laurel	Construction
MillerCo Inc.	Gulfport	Construction	Rush Care	Meridian	Professional Services
Milton's A/C Service	DeKalb	Construction	Ryan Motors Inc	Hattiesburg	Construction
Mississippi Beverage Water, LLC	Meridian	Construction	S&S Welding	Ellisville	Professional Services
Mississippi Department of Transportation	Jackson	Construction	Sam Oswalt & Son, Inc.	Starkville	Construction
Mississippi Gauge & Supply, Inc.	Meridian	Material	Sanders Air & Heat	Meridian	Professional Services
Mississippi Police Supply Company	Ruleville	Material	Sanders Gas	Meridian	Construction
Mississippi State University	Starkville	Professional Services	Sequel Electrical Supply	Meridian	Material
Missouth Vital Records	Meridian	Professional Services	Service Master	Marion	Professional Services
Mitchell Sign, Inc.	Meridian	Professional Services	Sherwin Williams	Meridian	Material
MMC Material	Meridian	Construction	Sign's Plus of Meridian	Meridian	Construction
Modern Landscape Design	Meridian	Professional Services	Simmons Wrecker Service, Inc.	Meridian	Professional Services
Modular Space Corp	Jackson	Construction	Singley Construction Co	Columbia	Construction
Motion Industries	Meridian	Material	Sirmon & Associates	Pelahatchie	Professional Services
Mowdy Cabinetry	Meridian	Professional Services	Slay Steel Inc	Meridian	Material
MSC Industrial	Meridian	Material	South Mississippi Hydroseeding	Wiggins	Construction
National Scrubwear Inc	Meridian	Material	Southern Business Supply	Meridian	Construction
Necaise Locksmith Service	Gulfport	Material	Southern Chevrolet	DeKalb	Construction
Neel Schaffer	Jackson	Professional Services	Southern Colonel Homes Inc	Hattiesburg	Construction
Nehring	Ridgeland	Material	Southern Hose & Industrial	Jackson	Material
Newell Paper Company	Meridian	Material	Southern Natural Resources, Inc.	Stewart	Professional Services
NGK Locke Inc	Ridgeland	Material	Southern Pine Electric	Taylorsville	Equipment
NL Carson	Carthage	Construction	Southern Pipe & Supply Co Inc	Gulfport	Material

continued on page 7

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2016

Economic Impact *(continued from page 6)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
Southern Surveyors Group LLC	Gulfport	Professional Services	TST&E, LLC	Carriere	Construction
Southern Tire Mart	Meridian	Construction	Tull Brothers	Meridian	Construction
Southern Waste Disposal	Meridian	Construction	U Save Car & Truck Rental	Meridian	Construction
SPCS Inc	Gulfport	Professional Services	Underwood Sales Inc	Ovett	Construction
Specialty Fencing	Meridian	Construction	United Fence	Meridian	Construction
Specialty Fuel	Kosciusko	Construction	United Rentals N.A. (formally RSC Eqmt)	Meridian	Construction
Specialty Hose & Fabrication	Gulfport	Material	Vice Brothers Unlimited	Moss Point	Material
Specialty Machine	Gulfport	Equipment	Vice Construction Co.	Moss Point	Construction
Starkville Computers	Starkville	Construction	Vick's Paint & Body Shop	DeKalb	Professional Services
Starvision Satellite Technology Inc	Gulfport	Professional Services	Volvo Rents	Hattiesburg	Construction
Stevie Holiday	DeKalb	Professional Services	Vulcan	Laurel	Material
Stewart Environmental Construction	Tupelo	Construction	W G Yates & Sons Construction	Biloxi	Construction
Stribling Equipment	Jackson	Construction	W.L. Cook	Bailey	Professional Services
Strickland Companies	Columbus	Construction	Walker Audio	Biloxi	Professional Services
Structural Steel Services	Meridian	Material	Walley Forestry	Ellisville	Professional Services
Stuart C. Irby Co.	Meridian/Jackson	Material	Waring Oil Company LLC	Vicksburg	Material
Sturgis Mat	Ackerman	Material	Waste Management	Tupelo & Meridian	Professional Services
Sudden Service	Louisville	Construction	Waste Pro of MS	Meridian	Professional Services
Sunbelt Equipment Marketing	Meridian	Construction	Waters International	Meridian	Material
Sunbelt Insulation	Lucedale	Material	Waters Truck & Tractor	Kosciusko	Construction
Sutton Lumber	Meridian	Material	Waterstone Business Strategies	Brandon	Professional Services
Suzy Q Monogramming Screenprinting	Philadelphia	Construction	Watson Quality Ford	Jackson	Construction
Swetman Security Service, Inc	Biloxi	Professional Service	Watt Equipment	DeKalb	Construction
System Scale	Jackson	Equipment	Wilkerson Construction	DeKalb	Construction
TK Stanley	Waynesboro	Material	William Clay	DeKalb	Construction
Taylor Machine Works	Louisville	Construction	Woodall Electric Inc	Meridian	Professional Services
Tencarva Machinery	Jackson	Construction	Woodstock Furniture	Meridian	Construction
Terracon Consultants	Madison	Professional Services	Working Solutions	Meridian	Professional Services
The 1869 Group LLC	Jackson	Construction	Yard Services	Meridian	Professional Services
The Bolt Co dba Henderson Bolt	Meridian	Material			
The McGinnis Lumber Company	Meridian	Material			
The Service Company of Mississippi	Meridian	Professional Services			
The Sign Doctor	Meridian	Material			
Thomas Refrigeration	Meridian	Professional Services			
Threaded Fasteners	Gulfport	Material			
Thomasson Company	Philadelphia	Construction			
Tice Engineering	Wiggins	Professional Services			
Tim Parker Construction	Soso	Construction			
Timber Craft, Inc.	DeKalb	Professional Services			
TLH Construction	Pass Christian	Professional Services			
Tolbert Chevrolet	Philadelphia	Construction			
Toolpushers Supply Co	Laurel	Material			
Tooney's Tire Center	DeKalb	Professional Services			
Town of DeKalb	DeKalb	Construction			
Town of Marion	Marion	Construction			
Traffic Control Products Company	Brandon	Construction			
Tri-State Consulting Services	Philadelphia	Professional Services			
Truckers Supply	Meridian	Construction			

Total Mississippi Contracts - Tier 1 and Tier 2 (in millions of dollars)	**$2,158**
Total Mississippi Spend through September 2016 - Tier 1 and Tier 2 (in millions of dollars)	**$2,142**

Mississippi Workforce	Plant	Mine	Total
Construction Jobs	**297**	**0**	**297**
Plant/Mine Jobs	**262**	**111**	**373**

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Mississippi Power Kemper County IGCC Project	Liberty Mine Summary	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through September 2016

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